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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 11, 2005


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)



          Delaware                        0-13667                22-2677298
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


 1386 Beulah Road, Building 801, Pittsburgh, PA                       15235
    (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's Telephone Number, including area code: (412) 243-3200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION


This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on April 11, 2005. The following information is being provided under Item 2.02 Disclosure of Results of Operations and Financial
Condition:


On April 11, 2005, PDG Environmental, Inc., issued a press release reporting its results of operations during the three months and year ended January 31, 2005. A copy of the press release is furnished as exhibit 99.1 of this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

EXHIBIT INDEX                                                 NUMBERING SYSTEM
-------------                                                 ----------------

   (20)             Press Release dated April 11, 2005





 99.1 Press release dated April 11, 2005 reporting results of operations during the three months and year ended January 31, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         PDG ENVIRONMENTAL, INC.




                                         By /s/John C. Regan
                                            --------------------------------
                                            John C. Regan
                                            Chairman and Chief Executive Officer






     Date:  April 11, 2005



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